Exhibit 10.2

AMENDMENT NO. 1 TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into as of April 26, 2006 by and between Susie L. Nemeti (“Employee”) and Optical Communication Products, Inc., a California corporation (the “Company”).

RECITALS

WHEREAS, the Company and Employee are parties to that certain Employment Agreement by and between Employee and the Company entered into as of October 30, 2003 (the “Agreement”);

WHEREAS, the Company and Employee desire, in accordance with Section 13 of the Agreement, to amend the Agreement on the terms and subject to the conditions set forth herein;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants, agreements, representations and warranties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Company and Employee), the Company and Employee agree as follows:

1.             Amendment of Section 1. In Section 1 of the Agreement, the words “Chief Financial Officer, Secretary, and Vice President of Finance and Administrative” are hereby deleted and the words “Senior Vice President of Corporate Affairs and Administration, Secretary, and Chief Corporate Development Officer” are substituted therefor.

2.             Amendment of Section 3. In Section 3 of the Agreement, the second occurrence of the number “$190,000” is hereby deleted and the number “$215,000” is substituted therefor.

3.             Amendment of Section 5. In Section 5 of the Agreement, the words “Chief Financial Officer, Secretary, and Vice President of Finance and Administrative” are hereby deleted and the words “Senior Vice President of Corporate Affairs and Administration, Secretary, and Chief Corporate Development Officer” are substituted therefor.

4.             Governing Law. This Amendment shall be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

5.            Counterparts. This Amendment may be executed in one or more counterparts, including by facsimile, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same Amendment.

6.            Further Assurances. Each of Employee and the Company agree promptly to execute and deliver such documents and to take such other acts as are reasonably necessary to effectuate the purposes of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

OPTICAL COMMUNICATION PRODUCTS, INC.

By:	/s/ Muoi Van Tran

Chief Executive Officer and President

EMPLOYEE

By:	/s/ Susie L. Nemeti

Susie L. Nemeti

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT]